UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices)  (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2014

Date of reporting period: July 31, 2013

ITEM. 1 REPORT TO SHAREHOLDERS

PIMCO Strategic Global Government Fund, Inc.

Semiannual Report

July 31, 2013

2–3	Letter from Chairman of the Board & President
4	Fund Insights
5	Performance & Statistics
6–21	Schedule of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Statement of Cash Flows
26–42	Notes to Financial Statements
43	Financial Highlights
44	Annual Stockholder Meeting Results/Proxy Voting Policies & Procedures
45–48	Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements

Letter from Chairman of the Board &

President

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholder:

The US economy continued to expand during the six-month fiscal reporting period ended July 31, 2013. The housing market showed continued signs of strength and the unemployment rate moderated. These positive developments were partially offset by higher tax rates and government spending reductions. Bond yields rose sharply, while stocks reached record highs on several occasions during the reporting period.

Six Months in Review through July 31, 2013

For the fiscal six-month period ended July 31, 2013, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 1.79% on net asset value (“NAV”) and -6.75% on market price. In contrast, US government bonds, as measured by the Barclays Intermediate-Term US Treasury Index, declined 0.76% and the Barclays US Credit Index, which reflects corporate bond performance, fell 2.06%. The Barclays US Aggregate Bond Index, a measure of the broad US bond market, dropped 1.62% and the Barclays US Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, decreased 1.06%. Mortgage-backed securities, as represented by the Barclays Fixed Rate Mortgaged-Backed Securities Index, were down 1.62%. US stocks, as measured by the Standard & Poor’s 500 Index, advanced 13.73%.

Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 1.1% during the first quarter of 2013, partially due to stronger consumer spending. According to the second estimate released from the US Commerce Department, GDP growth increased to a 2.5% annual pace during the second quarter of 2013.

Although US economic data was mixed, there were continuing signs of the long-awaited recovery in the housing market. Unemployment remained elevated, however, the unemployment rate declined from 7.9% in January 2013 to 7.4% in July 2013 as new job growth trended higher. Elsewhere, despite concerns related to higher tax rates, the “fiscal cliff” and sequestration, consumer spending held up relatively well during the six-month period ended July 31, 2013.

Economic growth outside the US was mixed during the reporting period. After six consecutive quarters of negative growth, the euro zone finally emerged from its recession in the second quarter of 2013, with GDP growth of 0.3% versus the first three months of the year. However, growth in many peripheral counties continued to contract and unemployment in the region remained elevated. Elsewhere, aggressive actions by the Bank of Japan (“BoJ”) and the Japanese government have produced encouraging results thus far. GDP growth in Japan was an annualized 3.8% and 2.6% during the first and second quarters of 2013, respectively. This was among the strongest growth rates among developed countries.

2	July 31, 2013 |	Semiannual Report

Outlook

Market volatility increased sharply during the end of the reporting period. This was not triggered by economic concerns, but rather uncertainties surrounding the Federal Reserve Board’s (the “Fed”) tapering its asset purchases. We expect the Fed’s policy stance to remain accommodative, even if it begins to taper its purchase program toward the end of the year. Tapering of the Fed’s purchase program is likely to create higher volatility, but we believe the Fed will only raise interest rates if it is confident the economic recovery is on solid footing.

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With respect to the US economy, an important factor going forward will be consumer spending, as it comprises in excess of two-thirds of GDP. The US Commerce Department reported that retail sales rose for the fourth consecutive month in July 2013. In addition, there were signs that consumers have their balance sheets in order. While the global financial crisis of 2008-2009 has had a significant impact on consumers’ mindset, it appears that as the employment situation improves, consumer confidence will likely rise with spending to follow. This could help drive the economy during the remainder of the year and into 2014.

While the European Central Bank (“ECB”) had its benchmark rate on hold during its last meeting, the central bank’s President Mario Draghi left open the possibility for future cuts, saying he was “very, very cautious” about the prospects for growth and that “these shoots are still very, very green.” The ECB now forecasts that GDP growth in the region will be 1.0% in 2014. We expect to see a gradual normalization of private sector private investment going forward in the euro zone, assuming ongoing progress on financing conditions in the region.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Directors	President & Chief Executive Officer

Semiannual Report	| July 31, 2013	3

Fund Insights

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

For the six-month period ended July 31, 2013, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 1.79% on net asset value (“NAV”) and -6.75% on market price. On a NAV basis, the Fund outperformed the unmanaged Barclays US Aggregate Bond and Barclays US Intermediate Aggregate Bond Indices which declined 1.62% and 1.06%, respectively, during the reporting period.

The US fixed income market experienced periods of volatility during the period. This was triggered by a number of factors, including moderating global growth, uncertainties regarding sequestration and the ongoing European sovereign debt crisis. The Federal Reserve (the “Fed”) and other developed country central banks maintained their accommodative monetary policies during the reporting period. However, following its meeting on June 19, 2013, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This triggered a sharp rise in Treasury yields and falling bond prices. The benchmark 10-year Treasury bond began the six month reporting period yielding 2.02% and ended the period at 2.60%.

International developed fixed income markets were also impacted by the rising interest rate environment in the US. Also impacting non-US fixed income markets was generally accommodative monetary policy by central banks, including the ECB and Bank of Japan, as they looked to support their economies.

Sector positioning drives the Fund’s outperformance

The Fund’s overweight exposure to non-agency mortgage-backed securities (“MBS”) and European residential MBS contributed to performance. These securities benefited from stabilizing economic conditions and a gradual healing of US and select European residential real estate markets. The Fund’s tactical exposure to US agency MBS also added to results. Despite underperforming the broader market, the Fund actively managed its agency MBS exposure and added to its position when the sector reached its cheapest level, during June 2013. Elsewhere, the Fund’s allocation to investment grade corporate bonds was additive for performance. The Fund’s focus on real estate and financial corporate bonds were among the largest contributors to performance during the six-month reporting period

On the downside, the Fund’s duration exposure detracted from performance, as interest rates moved sharply higher during the period.

4	July 31, 2013 |	Semiannual Report

Performance and Statistics

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
Six Months	–6.75%	1.79%
1 Year	–0.18%	13.96%
5 Year	15.64%	16.42%
10 Year	9.62%	10.52%
Commencement of Operations (2/24/94) to 7/31/13	9.47%	8.96%

Market Price/NAV Performance:

Commencement of Operations (2/24/94) to 7/31/13

Market Price/NAV:
Market Price	$10.55
NAV	$9.35
Premium to NAV	12.83%
Market Price Yield(2)	9.10%
Levarage Ratio(3)	53.35%

Moody’s Ratings

(as a % of total investments, before securities sold short)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund stock. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at July 31, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

Semiannual Report	| July 31, 2013	5

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

Principal Amount (000s)		Value
U.S. Government Agency Securities – 174.4%
	Fannie Mae,
$206	2.065%, 12/1/30, MBS (i)(k)	$208,501
2	2.20%, 4/1/30, MBS (k)	1,873
13	2.25%, 9/1/28, MBS (k)	13,605
9	2.415%, 2/1/32, MBS (k)	8,591
80	2.445%, 12/1/28, MBS (i)(k)	85,861
92	2.446%, 3/1/32, MBS (i)(k)	93,209
63	2.45%, 11/1/27, MBS (i)(k)	66,919
9,318	2.50%, 12/25/27, CMO, IO (i)	994,622
5	2.722%, 12/1/25, MBS (k)	4,860
74	2.75%, 3/1/31, MBS (i)(k)	78,750
35,000	3.00%, MBS, TBA, 30 Year (e)	33,977,345
104,000	3.50%, MBS, TBA, 30 Year (e)	104,901,877
129,000	4.00%, MBS, TBA, 30 Year (e)	134,139,838
408	4.00%, 6/1/39, MBS	419,232
478	4.25%, 11/25/24, CMO (i)	529,092
3	4.25%, 3/25/33, CMO	3,037
55,535	4.50%, 9/1/23-10/1/41, MBS (i)	58,938,633
61	4.50%, 7/1/39-6/1/41, MBS	64,249
4,824	4.50%, 7/25/40, CMO (i)	5,080,610
6	5.00%, 12/1/18, MBS	6,272
12,674	5.00%, 7/1/35, MBS (i)	13,705,641
30,487	5.00%, 1/25/38-7/25/38, CMO (i)	33,319,961
7	5.50%, 12/25/16, CMO	7,331
16,246	5.50%, 7/25/24-4/25/35, CMO (i)	18,061,375
80	5.75%, 6/25/33, CMO (i)	87,870
2,500	5.807%, 8/25/43, CMO (i)	2,736,315
35	6.00%, 2/25/17-4/25/17, CMO	37,240
3,745	6.00%, 4/25/17-1/25/44, CMO (i)	4,025,467
26,781	6.00%, 12/1/32-6/1/40, MBS (i)	29,388,478
60	6.039%, 12/25/42, CMO (i)(k)	67,033
34	6.439%, 10/25/42, CMO (i)(k)	36,011
1,750	6.50%, 10/1/13-11/1/47, MBS	1,936,385
8,999	6.50%, 6/25/23-6/25/44, CMO (i)	10,323,858
7,349	6.50%, 9/1/28-7/1/39, MBS (i)	8,304,234
1,004	6.756%, 2/25/42, CMO (i)(k)	1,199,117
36	6.85%, 12/18/27, CMO (i)	41,064
1,460	7.00%, 2/1/15-1/1/47, MBS	1,647,388
5,513	7.00%, 3/1/16-7/1/36, MBS (i)	6,320,923
24	7.00%, 6/18/27, CMO	27,662
2,606	7.00%, 9/25/32-3/25/45, CMO (i)	3,099,601
1,145	7.00%, 9/25/41, CMO (i)(k)	1,316,773
832	7.141%, 10/25/42, CMO (i)(k)	979,443
398	7.50%, 6/1/17-5/1/22, MBS (i)	435,041
200	7.50%, 12/1/17-5/1/32, MBS	213,729

6	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$3,269	7.50%, 10/25/22-6/25/44, CMO (i)	$3,861,560
165	7.50%, 6/19/30, CMO (i)(k)	195,795
8	7.50%, 7/25/42-8/25/42, CMO	9,352
49	7.70%, 3/25/23, CMO (i)	55,818
1,398	7.94%, 7/19/30, CMO (i)(k)	1,562,904
167	8.00%, 9/25/21, CMO (i)	198,109
458	8.00%, 1/1/22-1/1/35, MBS	514,814
453	8.00%, 5/1/30-11/1/31, MBS (i)	537,904
20	8.50%, 4/1/16, MBS	19,982
1,722	8.50%, 9/25/21-6/25/30, CMO (i)	1,989,991
425	9.409%, 5/15/21, MBS (i)	489,934
139	9.992%, 7/15/27, MBS	151,274
	Freddie Mac,
8	2.262%, 12/1/26, MBS (k)	8,347
41	2.499%, 9/1/31, MBS (i)(k)	41,717
6	2.639%, 4/1/33, MBS (k)	6,790
3,000	4.00%, MBS, TBA, 30 Year (e)	3,112,383
30,713	4.50%, 5/1/39, MBS (i)	32,407,193
25	5.00%, 2/15/24, CMO	26,727
14,789	5.00%, 7/1/35, MBS (i)	15,905,289
7,385	5.50%, 4/1/39, MBS (i)	8,198,858
6,000	5.50%, 6/15/41, CMO (i)	6,875,265
16	6.00%, 9/15/16-3/15/17, CMO	16,942
8,407	6.00%, 9/15/16-3/15/35, CMO (i)	9,378,674
1,049	6.00%, 4/1/17-3/1/33, MBS (i)	1,125,753
22	6.00%, 2/1/33-2/1/34, MBS	24,405
808	6.386%, 7/25/32, CMO (i)(k)	927,588
619	6.50%, 11/1/16-9/1/48, MBS (i)	666,800
1,125	6.50%, 8/1/21-9/1/47, MBS	1,249,015
18,651	6.50%, 9/15/23-3/25/44, CMO (i)	21,111,808
88	6.50%, 9/25/43, CMO (i)(k)	103,008
196	6.70%, 7/25/32, CMO (i)(k)	230,421
754	6.90%, 9/15/23, CMO (i)	857,255
377	6.95%, 7/15/21, CMO (i)	432,731
3,495	7.00%, 1/1/14-1/1/37, MBS	3,903,472
1,921	7.00%, 9/1/14-11/1/36, MBS (i)	2,152,470
8,415	7.00%, 5/15/23-10/25/43, CMO (i)	9,783,353
523	7.50%, 1/1/16-3/1/37, MBS	578,717
1,239	7.50%, 5/15/24-2/25/42, CMO (i)	1,427,225
3,783	7.50%, 8/1/24-5/1/32, MBS (i)	4,410,384
156	8.00%, 8/15/22-4/15/30, CMO (i)	185,475
26	8.00%, 7/1/24, MBS	26,857
429	8.00%, 8/1/24-12/1/26, MBS (i)	492,416
	Ginnie Mae,
24,451	4.00%, 10/15/40, MBS (i)	25,736,226

Semiannual Report	| July 31, 2013	7

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$7,000	4.50%, MBS, TBA, 30 Year (e)	$7,430,937
5,036	6.00%, 4/15/29-12/15/38, MBS	5,590,556
1,395	6.50%, 11/20/24-10/20/38, MBS	1,573,505
36	6.50%, 6/20/32, CMO (i)	42,044
100	7.00%, 4/15/24-6/15/26, MBS	113,856
2,363	7.00%, 3/20/31, CMO (i)	2,769,590
1,479	7.50%, 1/15/17-3/15/29, MBS	1,626,764
99	7.50%, 6/20/26, CMO (i)	115,245
43	8.00%, 6/15/16-11/15/22, MBS	45,426
14	8.50%, 10/15/16-2/15/31, MBS	15,572
356	9.00%, 6/15/16-1/15/20, MBS	377,233
	Small Business Administration Participation Certificates, ABS,
406	4.625%, 2/1/25	434,813
174	4.754%, 8/10/14	177,452
171	5.038%, 3/10/15	179,704
1,014	5.51%, 11/1/27	1,129,004
106	5.78%, 8/1/27	119,150
92	5.82%, 7/1/27	104,290
115	6.30%, 6/1/18	124,386
10	6.40%, 8/1/13	9,972
16	7.20%, 6/1/17	17,168
9	7.70%, 7/1/16	9,173
	Vendee Mortgage Trust, CMO,
326	6.50%, 3/15/29	379,395
220	6.75%, 2/15/26-6/15/26 (i)	256,328
4,259	7.50%, 9/15/30 (i)	4,905,741
	Total U.S. Government Agency Securities (cost-$655,639,707)	665,473,221

Corporate Bonds & Notes – 54.9%
	Airlines – 2.6%
3,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,645,000
451	Northwest Airlines, Inc., 1.024%, 11/20/15 (MBIA) (k)	445,745
	United Air Lines Pass-Through Trust,
2,151	6.636%, 1/2/24	2,258,737
658	9.75%, 7/15/18 (i)	751,725
2,465	10.40%, 5/1/18 (i)	2,804,229
		9,905,436
	Banking – 21.9%
	Ally Financial, Inc.,
3,000	6.75%, 12/1/14 (i)	3,172,500
6,100	8.30%, 2/12/15	6,595,625
£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (g)	2,654,725
	BPCE S.A. (g),
€50	9.00%, 3/17/15	70,841
300	9.25%, 4/22/15	426,045

8	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Banking (continued)
$3,900	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	$3,987,750
9,000	Citigroup, Inc., 5.00%, 9/15/14 (i)	9,357,084
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,000	6.875%, 3/19/20	2,908,251
$5,900	11.00%, 6/30/19 (a)(d)(g)(i)	7,659,120
£800	Credit Agricole S.A., 8.125%, 10/26/19 (g)	1,287,069
$7,700	Discover Bank, 7.00%, 4/15/20 (i)	9,100,414
£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (g)	1,255,944
$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)	5,149,310
€300	LBG Capital No. 1 PLC, 7.625%, 10/14/20	411,078
£300	LBG Capital No. 2 PLC, 15.00%, 12/21/19	649,194
	Morgan Stanley,
$8,000	0.716%, 10/18/16 (i)(k)	7,804,216
1,000	6.625%, 4/1/18	1,154,650
13,000	Regions Financial Corp., 7.75%, 11/10/14 (i)	14,032,980
	Royal Bank of Scotland PLC (k),
2,000	0.969%, 4/11/16	1,850,000
3,000	1.016%, 9/29/15	2,851,500
1,046	UBS AG, 5.875%, 12/20/17	1,210,370
		83,588,666
	Coal – 0.7%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	1,953,000
625	CONSOL Energy, Inc., 8.25%, 4/1/20	676,563
		2,629,563
	Diversified Financial Services – 13.9%
1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16	1,566,000
3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(i)	3,150,000
	Ford Motor Credit Co. LLC,
1,000	6.625%, 8/15/17	1,141,593
10,000	8.70%, 10/1/14 (i)	10,875,930
£3,000	General Electric Capital Corp., 6.50%, 9/15/67 (converts to FRN on 9/15/17)	4,782,811
$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (i)	4,532,620
	International Lease Finance Corp. (a)(d),
2,000	6.75%, 9/1/16	2,210,000
7,000	7.125%, 9/1/18 (i)	7,927,500
1,417	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(j) (acquisition cost-$1,432,255; purchased 5/16/13-5/17/13)	1,424,085
4,000	Merrill Lynch & Co., Inc., 0.728%, 1/15/15 (i)(k)	3,991,776
	SLM Corp.,
150	0.566%, 1/27/14 (k)	148,887
570	3.804%, 2/1/14 (k)	567,703
1,050	5.00%, 10/1/13	1,056,563
1,000	5.375%, 5/15/14	1,023,750
1,000	8.00%, 3/25/20	1,118,750
2,500	8.45%, 6/15/18	2,887,800

Semiannual Report	| July 31, 2013	9

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
	Springleaf Finance Corp.,
$500	6.50%, 9/15/17	$502,500
500	6.90%, 12/15/17	505,000
3,500	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	3,657,500
		53,070,768
	Electric Utilities – 0.6%
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)	2,170,000
	Engineering & Construction – 1.1%
4,115	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	4,238,568
	Healthcare-Services – 0.4%
1,500	HCA, Inc., 9.00%, 12/15/14	1,631,250
	Household Products/Wares – 0.0%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	92,500
	Insurance – 4.9%
	American International Group, Inc.,
6,300	5.85%, 1/16/18 (i)	7,188,250
3,600	6.40%, 12/15/20 (i)	4,257,551
£819	6.765%, 11/15/17	1,468,759
$3,400	8.25%, 8/15/18 (i)	4,264,919
£850	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,519,995
		18,699,474
	Oil & Gas – 5.2%
	Anadarko Petroleum Corp.,
$600	6.20%, 3/15/40	688,955
4,500	6.45%, 9/15/36 (i)	5,293,008
7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (i)	7,803,614
	Gaz Capital S.A. for Gazprom,
€1,000	5.875%, 6/1/15 (a)(d)	1,427,598
$2,600	8.625%, 4/28/34	3,113,500
1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,431,586
		19,758,261
	Paper & Forest Products – 0.0%
50	Millar Western Forest Products Ltd., 8.50%, 4/1/21	50,000
	Pipelines – 0.3%
300	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	268,500
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	1,002,000
		1,270,500
	Real Estate Investment Trust – 2.2%
3,000	Columbia Property Trust Operating Partnership L.P., 5.875%, 4/1/18 (i)	3,157,620
4,500	SL Green Realty Corp., 7.75%, 3/15/20	5,340,190
		8,497,810
	Retail – 0.5%
£400	Aston Martin Capital Ltd., 9.25%, 7/15/18	655,659
$929	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)	1,127,015
		1,782,674

10	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Transportation – 0.6%
$2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	$2,055,000
120	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	81,000
		2,136,000
	Total Corporate Bonds & Notes (cost-$181,862,704)	209,521,470

Mortgage-Backed Securities – 46.6%
	Adjustable Rate Mortgage Trust, CMO (k),
1,377	2.646%, 7/25/35	1,234,901
3,460	2.934%, 8/25/35	3,152,916
4,897	Banc of America Large Loan Trust, 2.491%, 11/15/15, CMO (a)(d)(k)	4,932,091
55	Banc of America Mortgage Trust, 2.97%, 2/25/35, CMO (k)	53,508
2,833	Banc of America Re-Remic Trust, 5.686%, 4/24/49, CMO (a)(d)(k)	3,112,383
	BCAP LLC Trust, CMO (a)(d)(k),
211	0.389%, 7/26/36	88,962
43	2.705%, 6/26/35	31,007
130	2.717%, 10/26/33	89,564
574	5.005%, 3/26/36	548,946
625	Bear Stearns ALT-A Trust, 3.396%, 8/25/36, CMO (k)	423,517
3,276	Bear Stearns Commercial Mortgage Securities Trust, 7.00%, 5/20/30, CMO (k)	3,731,309
€7,644	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.363%, 11/13/47, CMO (k)	8,556,764
£7,022	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.766%, 12/14/48, CMO (k)	8,918,729
$16	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	16,488
	Countrywide Alternative Loan Trust, CMO,
201	5.50%, 5/25/22	192,301
1,243	6.25%, 8/25/37	988,846
2,062	6.50%, 7/25/35	1,218,110
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,215	3.292%, 8/25/34 (k)	1,032,071
3,071	7.50%, 11/25/34 (a)(d)	3,330,102
466	7.50%, 6/25/35 (a)(d)	485,569
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
312	1.34%, 3/25/34 (k)	275,063
997	7.00%, 2/25/34	1,063,817
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,338	0.361%, 10/15/21 (a)(d)(k)	2,316,634
2,306	5.695%, 9/15/40 (k)	2,584,522
2,021	6.50%, 3/25/36	1,346,968
€432	DECO 14-Pan Europe 5BV, 0.385%, 10/27/20, CMO (k)	562,082
	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates,
$6,770	5.00%, 6/26/35, CMO (a)(d)(k)	6,403,936
€4,057	Emerald Mortgages No. 4 PLC, 0.243%, 7/15/48, CMO (k)	4,084,474
$305	GMACM Mortgage Loan Trust, 5.352%, 8/19/34, CMO (k)	282,810
1,850	GSAA Trust, 6.00%, 4/1/34, CMO	1,906,093

Semiannual Report	| July 31, 2013	11

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	GSMPS Mortgage Loan Trust, CMO (a)(d),
$5,312	7.00%, 6/25/43	$5,441,544
80	7.50%, 6/19/27 (k)	81,442
1,240	8.00%, 9/19/27 (k)	1,283,876
	GSR Mortgage Loan Trust, CMO,
1,030	0.52%, 12/25/34 (k)	931,465
477	0.53%, 12/25/34 (k)	440,832
3,682	5.084%, 11/25/35 (k)	3,592,383
4,152	5.50%, 11/25/35	3,939,964
603	6.50%, 1/25/34	631,216
	Harborview Mortgage Loan Trust, CMO (k),
2,641	0.562%, 10/19/33	2,398,243
2,262	5.368%, 6/19/36	1,607,639
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO (a)(d)(k),
5,000	0.641%, 7/15/19	4,855,963
4,000	5.636%, 3/18/51	4,338,740
	JPMorgan Mortgage Trust, CMO,
5,164	2.693%, 10/25/36 (k)	4,476,644
172	5.50%, 8/25/22	168,537
1,015	5.50%, 6/25/37	939,082
384	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	383,953
3,430	Luminent Mortgage Trust, 0.36%, 12/25/36, CMO (k)	2,474,451
1,498	MASTR Adjustable Rate Mortgages Trust, 3.134%, 10/25/34, CMO (k)	1,286,901
	MASTR Alternative Loans Trust, CMO,
940	6.25%, 7/25/36	784,924
1,178	6.50%, 3/25/34	1,239,013
88	7.00%, 4/25/34	89,051
	MASTR Reperforming Loan Trust, CMO (a)(d),
6,907	7.00%, 5/25/35	6,590,292
3,661	7.50%, 7/25/35	3,709,703
39	Merrill Lynch Mortgage Investors Trust, 5.25%, 8/25/36, CMO (k)	38,617
1	Morgan Stanley Dean Witter Capital I, Inc. Trust, 5.50%, 4/25/17, CMO	708
	Newgate Funding, CMO (k),
€3,050	1.46%, 12/15/50	3,159,830
£4,200	1.509%, 12/15/50	5,471,835
€3,050	1.71%, 12/15/50	3,033,031
£3,450	1.759%, 12/15/50	4,194,090
	Nomura Asset Acceptance Corp., CMO (a)(d),
$1,863	7.00%, 10/25/34	1,964,812
4,948	7.50%, 3/25/34	5,346,880
5,588	7.50%, 10/25/34	6,036,090
	Residential Accredit Loans, Inc., CMO,
2,956	0.37%, 6/25/46 (k)	1,207,818
3,585	6.00%, 8/25/35	3,120,521

12	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Residential Asset Mortgage Products, Inc., CMO,
$8	6.50%, 4/25/34	$8,529
208	7.00%, 8/25/16	209,411
893	8.50%, 10/25/31	973,409
1,479	8.50%, 11/25/31	1,543,398
489	Structured Adjustable Rate Mortgage Loan Trust, 2.614%, 3/25/34, CMO (k)	483,275
4,981	Structured Asset Mortgage Investments II Trust, 1.662%, 8/25/47, CMO (k)	3,830,295
4,473	Structured Asset Securities Corp. Mortgage Loan Trust, 7.50%, 10/25/36, CMO (a)(d)	4,238,328
2,839	UBS Commercial Mortgage Trust, 0.766%, 7/15/24, CMO (a)(d)(k)	2,795,639
2,137	Wachovia Bank Commercial Mortgage Trust, 0.312%, 9/15/21, CMO (a)(d)(k)	2,131,159
575	WaMu Mortgage Pass-Through Certificates, 2.427%, 5/25/35, CMO (k)	537,642
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, CMO,
1,066	6.50%, 8/25/34	1,108,069
423	7.00%, 3/25/34	447,525
974	7.50%, 4/25/33	1,073,437
	Wells Fargo Mortgage-Backed Securities Trust, CMO (k),
843	2.636%, 6/25/35	835,125
1,824	2.71%, 4/25/36	1,659,923
100	2.72%, 4/25/36	93,846
2,409	5.616%, 10/25/36	2,260,067
5,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	5,615,055
	Total Mortgage-Backed Securities (cost-$160,515,128)	178,068,705

U.S. Treasury Obligations – 13.1%
	U.S. Treasury Notes,
75	0.25%, 3/31/14 (h)	75,075
50,000	0.375%, 6/30/15	50,073,250
	Total U.S. Treasury Obligations (cost-$50,092,297)	50,148,325

Asset-Backed Securities – 3.0%
405	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	407,026
1,022	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (k), 3.715%, 11/25/32	82,057
164	5.815%, 2/25/33	8,272
1,160	Bear Stearns Asset-Backed Securities I Trust, 0.69%, 9/25/34 (k)	1,037,505
	Conseco Finance Securitizations Corp.,
2,001	7.96%, 5/1/31	1,642,648
299	7.97%, 5/1/32	215,567
	Conseco Financial Corp.,
219	6.53%, 2/1/31 (k)	223,486
461	7.05%, 1/15/27	475,333
1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,182,986
3,876	Green Tree, 8.97%, 4/25/38 (a)(d)(k)	4,279,413
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (k)	1,091,645
745	Morgan Stanley Capital I, Inc. Trust, 0.37%, 1/25/36 (k)	733,222

Semiannual Report	| July 31, 2013	13

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$34	Oakwood Mortgage Investors, Inc., 0.421%, 5/15/13	$28,250
27	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	26,049
	Total Asset-Backed Securities (cost-$11,127,604)	11,433,459
Senior Loans – 2.3%
	Electric Utilities – 0.1%
$654	Texas Competitive Electric Holdings Co. LLC, 4.695%-4.775%, 10/10/17 (a)(c)	$460,201
	Financial Services – 1.6%
6,000	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c)	6,017,250
	Healthcare-Services – 0.5%
1,775	HCA, Inc., 2.686%, 5/2/16, Term A2 (a)(c)	1,778,697
	Hotels/Gaming – 0.1%
500	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(j) (acquisition cost-$495,625; purchased 7/10/12)	530,000
	Total Senior Loans (cost-$8,689,988)	8,786,148

Municipal Bonds – 0.4%
	West Virginia – 0.4%
1,780	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,676,150)	1,495,129

Shares
Common Stock – 0.1%
	Oil, Gas & Consumable Fuels – 0.1%
3,881	SemGroup Corp., Class A (cost-$100,912)	219,058

Principal Amount (000s)
Sovereign Debt Obligations – 0.1%
	Ireland – 0.1%
$200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d) (cost-$200,000)	213,500

Units
Warrants – 0.0%
	Engineering & Construction – 0.0%
3,675	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(m)	37
	Oil, Gas & Consumable Fuels – 0.0%
4,086	SemGroup Corp., expires 11/30/14 (m)	133,024
	Total Warrants (cost-$18,422)	133,061

Principal Amount (000s)
Short-Term Investments – 1.2%
	Repurchase Agreements – 0.7%
$700	Banc of America Securities LLC, dated 7/31/13, 0.09%, due 8/1/13, proceeds $700,002; collateralized by U.S. Treasury Bills, zero coupon, due 7/24/14, valued at $714,238	700,000
1,200	Citigroup Global Markets, Inc., dated 7/31/13, 0.10%, due 8/1/13, proceeds $1,200,003; collateralized by U.S. Treasury Notes, 0.25%, due 6/30/14, valued at $1,226,582 including accrued interest	1,200,000

14	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Repurchase Agreements (continued)
$671	State Street Bank and Trust Co., dated 7/31/13, 0.01%, due 8/1/13, proceeds $671,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $685,332 including accrued interest	$671,000
	Total Repurchase Agreements (cost-$2,571,000)	2,571,000
	U.S. Treasury Obligations (h) – 0.5%
1,286	U.S. Treasury Bills, 0.011%-0.137%, 8/1/13-5/29/14 (l)	1,285,333
	U.S. Treasury Notes,
100	0.25%, 4/30/14	100,104
400	0.75%, 6/15/14	402,148
	Total U.S. Treasury Obligations (cost-$1,787,457)	1,787,585
	Total Short-Term Investments (cost-$4,358,457)	4,358,585

Notional Amount (000s)
Options Purchased (m) – 0.0%
	Put Options – 0.0%
19,000	Fannie Mae, 3.00%, TBA, 15 Year (OTC), strike price $94.50, expires 8/7/13	—	(n)
	Fannie Mae, 3.00%-4.50%, TBA, 30 Year (OTC),
32,000	strike price $90.00, expires 9/5/13	131
38,000	strike price $96.00, expires 9/5/13	—	(n)
25,000	strike price $79.00, expires 10/3/13	18
29,000	strike price $80.00, expires 10/3/13	171
79,000	strike price $81.00, expires 10/3/13	276
59,000	strike price $81.50, expires 10/3/13	65
19,000	strike price $83.00, expires 10/3/13	59
3,000	Freddie Mac, 4.00%, TBA, 30 Year (OTC), strike price $82.00, expires 10/3/13	6
	Ginnie Mae, 4.00%-4.50%, TBA, 30 Year (OTC),
24,500	strike price $80.50, expires 10/15/13	37
7,000	strike price $87.50, expires 10/15/13	—	(n)
	Total Options Purchased (cost-$39,199)	763
	Total Investments, before securities sold short (cost-$1,074,320,568) – 296.1%	1,129,851,424

Principal Amount (000s)
Securities Sold Short – (13.1)%
	U.S. Government Agency Securities – (13.1)%
$47,000	Fannie Mae, 4.50%, MBS, TBA, 30 Year (proceeds received-$49,340,625)	(49,827,346)
	Total Investments, net of securities sold short (cost-$1,024,979,943) – 283.0%	1,080,024,078
	Other liabilities in excess of other assets – (183.0)%	(698,434,504)
	Net Assets – 100.0%	$381,589,574

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $135,480,179, representing 35.5% of net assets.

Semiannual Report	| July 31, 2013	15

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2013.

(f)	In default.

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives, securities sold short and/or when-issued or delayed-delivery securities.

(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)	Restricted. The aggregate acquisition cost of such securities is $1,927,880. The aggregate value is $1,954,085, representing 0.5% of net assets.

(k)	Variable or Floating Rate Security – Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(l)	Rates reflect the effective yields at purchase date.

(m)	Non-income producing.

(n)	Value less than $1.

(o)	Credit default swap agreements outstanding at July 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.10%	12/20/13	4.10%	$164,182	$—	$164,182
SLM	5,000	0.49%	12/20/13	5.00%	117,811	(612,500)	730,311
Citigroup:
American Express	500	0.10%	12/20/13	4.30%	10,772	—	10,772
SLM	6,000	0.49%	12/20/13	5.00%	141,373	518,648	(377,275)
SLM	1,300	0.49%	12/20/13	5.00%	30,631	(156,000)	186,631
Credit Suisse First Boston:
Nokia Oyj	€1,900	4.15%	6/20/17	5.00%	91,364	(359,813)	451,177
Deutsche Bank:
SLM	$2,600	0.49%	12/20/13	5.00%	61,262	(318,500)	379,762
Morgan Stanley:
Merrill Lynch & Co.	5,000	0.66%	9/20/16	1.00%	58,202	(741,653)	799,855

					$675,597	$(1,669,818)	$2,345,415

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been

16	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Interest rate swap agreements outstanding at July 31, 2013:

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation
Broker (Exchange)			Payments Made	Payments Received
Goldman Sachs (CME)	$170,000	12/19/22	1.75%	3-Month USD-LIBOR	$13,463,663	$11,182,785

(q)	Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
341,000 British Pound settling 9/12/13	Barclays Bank	$535,218	$518,600	$(16,618)
859,362 Euro settling 9/17/13	Barclays Bank	1,120,000	1,143,430	23,430
19,217,000 Euro settling 8/2/13	Goldman Sachs	25,339,536	25,565,332	225,796
568,000 Euro settling 9/3/13	HSBC Bank	752,509	755,718	3,209
Sold:
182,221 British Pound settling 9/12/13	Citigroup	279,000	277,126	1,874
21,736,000 British Pound settling 9/12/13	HSBC Bank	33,356,740	33,056,536	300,204
282,000 British Pound settling 9/12/13	UBS	429,092	428,871	221
18,571,000 Euro settling 8/2/13	Citigroup	24,284,479	24,705,926	(421,447)
19,217,000 Euro settling 9/3/13	Goldman Sachs	25,342,439	25,568,023	(225,584)
873,990 Euro settling 9/17/13	JPMorgan Chase	1,140,000	1,162,894	(22,894)
646,000 Euro settling 8/2/13	UBS	843,834	859,406	(15,572)

				$(147,381)

(r)	At July 31, 2013, the Fund held $1,119,000 in cash as collateral and pledged cash collateral of $6,316,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(s)	Open reverse repurchase agreements at July 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.42%	7/15/13	8/12/13	$81,064,075	$81,048,000
	0.625	2/25/13	8/26/13	1,604,361	1,600,000
	0.692	7/15/13	8/12/13	765,250	765,000
Citigroup	0.33	7/15/13	8/12/13	549,086	549,000
	0.43	7/15/13	8/12/13	11,750,386	11,748,000
Credit Suisse First Boston	0.45	6/14/13	9/16/13	2,961,776	2,960,000
Deutsche Bank	0.20	7/22/13	8/20/13	24,964,887	24,963,500
	0.43	5/22/13	8/20/13	3,843,257	3,840,000
	0.50	5/20/13	8/20/13	13,306,478	13,293,000
	0.50	5/22/13	8/20/13	905,898	905,000
	0.52	7/11/13	10/7/13	4,645,409	4,644,000
	0.52	7/12/13	10/7/13	3,205,926	3,205,000
Goldman Sachs	0.23	7/15/13	8/12/13	173,748,869	173,730,000
	0.23	7/16/13	8/12/13	3,754,384	3,754,000
JPMorgan Chase	0.55	7/15/13	8/12/13	43,362,259	43,351,000
Royal Bank of Canada	0.45	5/22/13	8/19/13	2,474,194	2,472,000
	0.45	6/14/13	9/17/13	23,742,237	23,728,000
	0.45	7/11/13	10/3/13	6,171,620	6,170,000

Semiannual Report	| July 31, 2013	17

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Scotland	0.43%	7/11/13	9/6/13	$2,956,741	$2,956,000
	0.48	5/17/13	8/20/13	12,752,910	12,740,000
UBS	0.61	2/22/13	8/22/13	18,051,808	18,003,000

					$436,424,500

(t)	The weighted average daily balance of reverse repurchase agreements during the six months ended July 31, 2013 was $435,671,539, at a weighted average interest rate of 0.41%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2013 was $458,090,971.

At July 31, 2013, the Fund held $1,511,000 in cash as collateral and pledged cash collateral of $410,000 for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(u)	Sale-buybacks for the six months ended July 31, 2013: The weighted average borrowing for sale-buybacks during the six months ended July 31, 2013 was $42,712,669 at a weighted average interest rate of 0.03%.

(v)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities – Assets
U.S. Government Agency Securities	$—	$665,473,221	$—	$665,473,221
Corporate Bonds & Notes:
Airlines	—	4,090,745	5,814,691	9,905,436
All Other	—	199,616,034	—	199,616,034
Mortgage-Backed Securities	—	178,068,705	—	178,068,705
U.S. Treasury Obligations	—	50,148,325	—	50,148,325
Asset-Backed Securities	—	11,433,459	—	11,433,459
Senior Loans:
Hotels/Gaming	—	—	530,000	530,000
All Other	—	8,256,148	—	8,256,148
Municipal Bonds	—	1,495,129	—	1,495,129
Common Stock	219,058	—	—	219,058
Sovereign Debt Obligations	—	213,500	—	213,500
Warrants:
Engineering & Construction	—	37	—	37
Oil, Gas & Consumable Fuels	133,024	—	—	133,024
Short-Term Investments	—	4,358,585	—	4,358,585
Options Purchased:
Interest Rate Contracts	—	763	—	763
	352,082	1,123,154,651	6,344,691	1,129,851,424
Investment in Securities – Liabilities
Securities Sold Short, at value	—	(49,827,346)	—	(49,827,346)
Other Financial Instruments* – Assets
Credit Contracts	—	2,722,690	—	2,722,690
Foreign Exchange Contracts	—	554,734	—	554,734
Interest Rate Contracts	—	11,182,785	—	11,182,785
	—	14,460,209	—	14,460,209

18	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/13
Other Financial Instruments* – Liabilities
Credit Contracts	$—	$(377,275)	$—	$(377,275)
Foreign Exchange Contracts	—	(702,115)	—	(702,115)
	—	(1,079,390)	—	(1,079,390)
Totals	$352,082	$1,086,708,124	$6,344,691	$1,093,404,897

At July 31, 2013, a security valued at $113,024 was transferred from Level 2 to Level 1 due to the availability of a closing price traded on an exchange.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2013, was as follows:

	Beginning Balance 1/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 7/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$6,578,826	$—	$(541,662)	$(4,544)	$(8,519)	$(209,410)	$—	$—	$5,814,691
Mortgage-Backed Securities	4,365,337	—	—	2,134	—	(28,731)	—	(4,338,740)	—
Senior Loans:
Hotels/Gaming	538,750	—	—	454	—	(9,204)	—	—	530,000
Totals	$11,482,913	$—	$(541,662)	$(1,956)	$(8,519)	$(247,345)	$—	$(4,338,740)	$6,344,691

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2013.

	Ending Balance at 7/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$5,814,691	Third-Party pricing vendor	Single Broker Quote	$105.00-$114.25
Senior Loans	530,000	Third-Party pricing vendor	Single Broker Quote	$106.00

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2013, was $(107,192). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

Semiannual Report	| July 31, 2013	19

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

(w)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Asset derivatives:
Investments, at value (options purchased)	$763	$—	$—	$763
Unrealized appreciation of OTC swaps	—	2,722,690	—	2,722,690
Unrealized appreciation of forward foreign currency contracts	—	—	554,734	554,734
Total asset derivatives	$763	$2,722,690	$554,734	$3,278,187

Liability derivatives:
Unrealized depreciation of OTC swaps	$—	$(377,275)	$—	$(377,275)
Payable for variation margin on centrally cleared swaps*	(125,094)	—	—	(125,094)
Unrealized depreciation of forward foreign currency contracts	—	—	(702,115)	(702,115)
Total liability derivatives	$(125,094)	$(377,275)	$(702,115)	$(1,204,484)

*	Included in net unrealized appreciation of $11,182,785 on centrally cleared swaps as reported in note (p) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended July 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(61,914)	$—	$—	$(61,914)
Swaps	(1,237,055)	1,270,447	—	33,392
Foreign currency transactions (forward foreign currency contracts)	—	—	1,214,399	1,214,399
Total net realized gain (loss)	$(1,298,969)	$1,270,447	$1,214,399	$1,185,877

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(9,406)	$—	$—	$(9,406)
Swaps	9,200,656	(1,002,420)	—	8,198,236
Foreign currency transactions (forward foreign currency contracts)	—	—	491,839	491,839
Total net change in unrealized appreciation/depreciation	$9,191,250	$(1,002,420)	$491,839	$8,680,669

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2013:

Options Purchased(2)	Forward Foreign Currency Contracts(1)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
	Purchased	Sold	Sell	Sell
$296,833	$27,686,916	$84,826,559	$32,700	€1,967	$170,000

(1)	U.S. $ Value on origination date

(2)	Notional Amount (in thousands)

20	July 31, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited) (continued)

Financial Assets and Derivative Assets, and Collateral Received as of July 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)
Bank of America	$894,493	$—	$(280,000)	$614,493
Barclays Bank plc	23,430	(23,430)	—	—
Citigroup	199,277	(199,277)	—	—
Credit Suisse First Boston	451,177	(451,177)	—	—
Deutsche Bank	379,762	(379,762)	—	—
Goldman Sachs	225,796	(225,796)	—	—
HSBC Bank	303,413	—	—	303,413
Morgan Stanley	799,855	—	(142,000)	657,855
UBS AG	221	(221)	—	—
Totals	$3,277,424	$(1,279,663)	$(422,000)	$1,575,761

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of July 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
Barclays Bank plc	$83,429,618	$(23,430)	$(83,406,188)	$—
Citigroup	13,095,722	(199,277)	(12,896,445)	—
Credit Suisse First Boston	2,960,000	(451,177)	(2,508,823)	—
Deutsche Bank	50,850,500	(379,762)	(50,470,738)	—
Goldman Sachs	177,709,584	(225,796)	(177,483,788)	—
JPMorgan Chase	43,373,894	—	(43,373,894)	—
Royal Bank of Canada	32,370,000	—	(32,370,000)	—
Royal Bank of Scotland	15,696,000	—	(15,696,000)	—
UBS AG	18,018,572	(221)	(18,018,351)	—
Totals	$437,503,890	$(1,279,663)	$(436,224,227)	$—

Glossary:

ABS	-	Asset-Backed Securities
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
MBS	-	Mortgage-Backed Securities
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
TBA	-	To Be Announced

See accompanying Notes to Financial Statements	| July 31, 2013 |	Semiannual Report	21

Statement of Assets and Liabilities

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

Assets:
Investments, at value (cost-$1,074,320,568)	$1,129,851,424
Cash	193,264
Foreign currency, at value (cost-$62,271)	62,262
Receivable for investments sold	99,189,510
Deposits with brokers for swaps collateral	6,316,000
Interest receivable	5,719,268
Unrealized appreciation of OTC swaps	2,722,690
Unrealized appreciation of forward foreign currency contracts	554,734
Swap premiums paid	518,648
Receivable for principal paydowns	342
Deposits with brokers for reverse repurchase agreements	410,000
Prepaid expenses	16,421
Total Assets	1,245,554,563

Liabilities:
Payable for investments purchased	333,210,898
Payable for reverse repurchase agreements	436,424,500
Payable to brokers for cash collateral received	2,630,000
Payable for variation margin on centrally cleared swaps	125,094
Payable to broker	13,594
Payable for sale-buyback financing transactions	34,364,308
Securities sold short, at value (proceeds received-$49,340,625)	49,827,346
Dividends payable to stockholders	3,265,374
Swap premiums received	2,188,466
Unrealized depreciation of forward foreign currency contracts	702,115
Unrealized depreciation of OTC swaps	377,275
Investment management fees payable	274,211
Interest payable for reverse repurchase agreements	157,311
Accrued expenses and other liabilities	404,497
Total Liabilities	863,964,989
Net Assets	$381,589,574

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 40,817,476 shares issued and outstanding)	$408
Paid-in-capital in excess of par	431,155,058
Dividends in excess of net investment income	(1,116,671)
Accumulated net realized loss	(116,872,890)
Net unrealized appreciation	68,423,669
Net Assets	$381,589,574
Net Asset Value Per Share	$9.35

22	Semiannual Report	| July 31, 2013 |	See accompanying Notes to Financial Statements

Statement of Operations

PIMCO Strategic Global Government Fund, Inc.

Six Months ended July 31, 2013 (unaudited)

Investment Income:
Interest	$21,762,036
Dividends	65,338
Total Investment Income	21,827,374

Expenses:
Investment management	1,636,204
Interest	908,550
Custodian and accounting agent	120,194
Audit and tax services	51,918
Stockholder communications	36,986
New York Stock Exchange listing	17,494
Directors	12,926
Transfer agent	12,612
Legal	10,166
Insurance	5,828
Miscellaneous	1,628
Total Expenses	2,814,506

Net Investment Income	19,012,868

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,665,850)
Swaps	33,392
Foreign currency transactions	1,190,662
Net change in unrealized appreciation/depreciation of:
Investments	(17,027,711)
Securities sold short	(486,721)
Swaps	8,198,236
Foreign currency transactions	478,286
Net realized and change in unrealized loss	(12,279,706)
Net Increase in Net Assets Resulting from Investment Operations	$6,733,162

See accompanying Notes to Financial Statements	| July 31, 2013 |	Semiannual Report	23

Statement of Changes in Net Assets

PIMCO Strategic Global Government Fund, Inc.

	Six Months ended July 31, 2013 (unaudited)	Year ended January 31, 2013
Investment Operations:
Net investment income	$19,012,868	$42,319,971
Net realized gain (loss)	(3,441,796)	9,509,836
Net change in unrealized appreciation/depreciation	(8,837,910)	27,574,028
Net increase in net assets resulting from investment operations	6,733,162	79,403,835
Dividends to Stockholders from Net Investment Income	(19,552,357)	(50,259,028)

Capital Stock Transactions:
Reinvestment of dividends	2,092,103	5,459,764
Total increase (decrease) in net assets	(10,727,092)	34,604,571

Net Assets:
Beginning of period	392,316,666	357,712,095
End of period*	$381,589,574	$392,316,666
* Including dividends in excess of net investment income of:	$(1,116,671)	$(577,182)

Shares Issued in Reinvestment of Dividends	195,425	493,060

24	Semiannual Report	| July 31, 2013 |	See accompanying Notes to Financial Statements

Statement of Cash Flows

PIMCO Strategic Global Government Fund, Inc.

Six Months ended July 31, 2013 (unaudited)

Increase in Cash and Foreign Currency from:

Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$6,733,162

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Purchases of long-term investments	(1,631,867,063)
Proceeds from sales of long-term investments	1,602,643,922
Sales of short-term portfolio investments, net	14,199,334
Net change in unrealized appreciation/depreciation	8,837,910
Net realized loss	3,441,796
Net amortization/accretion on investments	(1,243,084)
Proceeds for securities sold short	49,340,625
Decrease in receivable for investments sold	77,372,248
Decrease in interest and dividends receivable	302,433
Increase in receivable for principal paydown	(17)
Increase in deposits with brokers for swaps collateral	(1,993,000)
Increase in deposits with brokers for reverse repurchase agreements	(410,000)
Increase in prepaid expenses	(10,593)
Decrease in payable for investments purchased	(156,338,773)
Increase in payable to brokers for cash collateral received	10,000
Net cash provided by swap transactions	8,963,024
Net cash provided by foreign currency transactions	1,177,109
Decrease in investment management fees payable	(6,302)
Decrease in interest payable on cash collateral	(115)
Decrease in accrued expenses and other liabilities	(79,051)
Net cash used for operating activities	(18,926,435)

Cash Flows provided by Financing Activities:
Payments for reverse repurchase agreements	(2,280,292,605)
Proceeds on reverse repurchase agreements	2,282,188,105
Decrease in interest payable for reverse repurchase agreements	(27,359)
Cash dividends paid (excluding reinvestment of dividends of $2,092,103)	(17,436,420)
Payments from mortgage dollar rolls	(1,541,903,965)
Proceeds on mortgage dollar rolls	1,542,117,441
Increase in payable for sale-buyback financing transactions	34,364,308
Net cash provided by financing activities	19,009,505
Net increase in cash and foreign currency	83,070
Cash and foreign currency, at beginning of period	172,456
Cash and foreign currency, at end of period	$255,526

Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $936,024.

See accompanying Notes to Financial Statements	| July 31, 2013 |	Semiannual Report	25

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Fund’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 500 million common shares with $0.00001 par value.

The Fund’s primary investment objective is to generate a high level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. There can be no assurance that the Fund will meet its stated objectives.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. The Fund’s management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean

26	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

Semiannual Report	| July 31, 2013	27

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on

28	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Semiannual Report	| July 31, 2013	29

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the six months ended July 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be

30	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund’s management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Fund’s financial statements at July 31, 2013. The federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency

Semiannual Report	| July 31, 2013	31

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2013, $281,556 in dollar roll commitments were outstanding. This balance is included in accrued expenses and other liabilities on the Fund’s Statement of Assets and Liabilities.

(i) Repurchase Agreements

The Fund is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Fund enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. At July 31, 2013, the Fund had investments in repurchase agreements with a gross value of $2,571,000 on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at July 31, 2013.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a

32	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(l) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value.

Semiannual Report	| July 31, 2013	33

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(m) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(n) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

34	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(q) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(r) Custody Credits on Cash Balances

The Fund may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(s) Securities traded on to-be-announced basis

The Portfolios may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities,

Semiannual Report	| July 31, 2013	35

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

2. Principal Risks (continued)

making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments.

36	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

2. Principal Risks (continued)

The Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s stock to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities represents the amount due to Lehman Brothers, Inc.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements

Semiannual Report	| July 31, 2013	37

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risks associated with purchasing an option include the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to

38	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate

Semiannual Report	| July 31, 2013	39

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	July 31, 2013 |	Semiannual Report

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2013 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is

Semiannual Report	| July 31, 2013	41

Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

July 31, 2013 (unaudited)

4. Investment Manager/Sub-Adviser (continued)

responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the six months ended July 31, 2013, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $2,939,936 and $38,023,388, respectively. Purchases and sales in U.S. government obligations were $1,628,241,180 and $1,562,296,802, respectively.

6. Income Tax Information

At July 31, 2013, the cost basis of portfolio securities (before securities sold short) for federal income tax purposes was $1,074,642,403. Gross unrealized appreciation was $63,504,849; gross unrealized depreciation was $8,295,828; and net unrealized appreciation was $55,209,021. Differences between book and tax cost basis were attributable to wash sale loss deferrals and sale-buyback adjustments.

7. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2013, a dividend of $0.08 per share was declared to common stockholders payable September 3, 2013 to stockholders of record on August 12, 2013.

On September 3, 2013, a dividend of $0.08 per share was declared to common stockholders payable October 1, 2013 to stockholders of record on September 13, 2013.

There were no other subsequent events identified that require recognition or disclosure.

42	July 31, 2013 |	Semiannual Report

Financial Highlights

PIMCO Strategic Global Government Fund, Inc.

For a share of common stock outstanding throughout each period:

	Six Months ended July 31, 2013 (unaudited)		Year ended January 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.66		$8.91	$9.97	$9.08	$7.46	$9.84

Investment Operations:
Net investment income	0.47		1.05	1.36	1.27	1.13	0.89
Net realized and change in unrealized gain (loss)	(0.30)		0.95	(1.03)	1.04	1.83	(2.05)
Total from investment operations	0.17		2.00	0.33	2.31	2.96	(1.16)

Dividends to Stockholders from Net Investment Income	(0.48)		(1.25)	(1.39)	(1.42)	(1.34)	(1.22)
Net asset value, end of period	$9.35		$9.66	$8.91	$9.97	$9.08	$7.46
Market price, end of period	$10.55		$11.84	$11.80	$10.44	$10.73	$9.51
Total Investment Return (1)	(6.75)%		12.21%	28.34%	11.82%	29.83%	4.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$381,590		$392,317	$357,712	$394,695	$354,117	$286,061
Ratio of expenses to average net assets, including interest expense (2)	1.46	%(4)	1.55%	1.48%	1.43%	1.63%	3.01	%(3)
Ratio of expenses to average net assets, excluding interest expense	0.99	%(4)	1.00%	1.01%	1.04%	1.05%	1.18	%(3)
Ratio of net investment income to average net assets	9.88	%(4)	11.14%	14.27%	12.98%	13.84%	9.96%
Portfolio turnover rate	137%		293%	147%	168%	241%	110%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock. Total investment return for a period less than one year is not annualized.

(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(r) in Notes to Financial Statements).

(4)	Annualized.

See accompanying Notes to Financial Statements	| July 31, 2013 |	Semiannual Report	43

Annual Stockholder Meeting Results/

Proxy Voting Policies & Procedures (unaudited)

PIMCO Strategic Global Government Fund, Inc.

Annual Stockholder Meeting Results:

The Fund held a meeting of stockholders on July 17, 2013. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of James A. Jacobson — Class I to serve until the annual meeting for the 2016 — 2017 fiscal year	34,798,646	1,043,203
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2016 — 2017 fiscal year	34,790,961	1,050,888

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Hans W. Kertess, John C. Maney* and Alan Rappaport continued to serve as Directors of the Fund.

*	Interested Director

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

44	July 31, 2013 |	Semiannual Report

Matters Relating to the Directors’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited)

PIMCO Strategic Global Government Fund, Inc.

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). The Directors met telephonically on June 10, 2013 and in person on June 25, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Adviser with strategies that have similarities (but are not substantially similar) to those of the Fund, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2012, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors. The Directors recognized that the fee arrangement for the Fund is the result of review and discussion in prior years between the Independent Directors and the Investment Manager, that certain aspects of such arrangement may receive greater scrutiny in

Semiannual Report	| July 31, 2013	45

Matters Relating to the Directors’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Global Government Fund, Inc.

some years than in others, and that the Directors’ conclusions may be based, in part, on their consideration of this same arrangement during the course of the year and in prior years.

Fund-specific performance results reviewed by the Directors are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Directors. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Directors reviewed, among other information, comparative information showing performance of the Fund against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended March 31, 2013.

In addition, it was noted that the Directors considered matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the

Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Directors.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not charged a separate administration fee (recognizing that the management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflects the effect of

46	July 31, 2013 |	Semiannual Report

Matters Relating to the Directors’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Global Government Fund, Inc.

expense waivers/reimbursements (although none exist for the Fund).

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Directors noted that only leveraged closed-end funds were considered for inclusion in the group. The Directors also noted that average net assets of the common shares of the five funds in the expense group ranged from $123.8 million to $379.8 million, and that no other fund was larger in asset size than the Fund. The Directors also noted that the Fund was ranked second out of five funds in the expense group for total expense ratio based on common share assets, third out of five funds in the expense group for total expense ratio based on common share and leveraged assets combined, first out of five funds in actual management fees based on common share assets and fourth out of five funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Directors noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-year and five-year periods and was ranked second out of three funds for the ten-year period ended March 31, 2013.

In addition to their review of Fund performance based on net asset value, the Directors also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Directors were advised that the Sub-Adviser does not manage any funds or accounts, including institutional or separate accounts, with an investment strategy and return profile similar to those of the Fund. However, the Directors considered the management fees charged by the Sub-Adviser to other funds and accounts with strategies that have similarities (but are not substantially similar) to those of the Fund, including open-end funds and separate accounts advised by the Sub-Adviser. The Directors noted that the management fee paid by the Fund is generally higher than the fees paid by such separate account clients. However, the Directors were advised by the Sub-Adviser that it generally provides broader and more extensive services to the Fund in comparison to separate accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which the Fund is subject in comparison to separate accounts generally. The Directors noted that the management fee paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised by the Sub-Adviser that there are additional portfolio management challenges in managing the Fund, such as those associated with the use of leverage and attempting to meet a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a

Semiannual Report	| July 31, 2013	47

Matters Relating to the Directors’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Global Government Fund, Inc.

principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment

Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Directors also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

48	July 31, 2013 |	Semiannual Report

Directors

Hans W. Kertess

Chairman of the Board of Directors

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of PIMCO Strategic Global Government Fund, Inc. for its information. It is not a prospectus, circular or representation intended for use in the purchase of stock of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at us.allianzgi.com/closedendfunds.

Information on the Fund is available at us.allianzgi.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©Allianz Global Investors Distributors LLC	AZ602SA_073113

AGI-2013-08-07-7534

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)	(1) Not required in this filing.

(a)	(2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)	(3) Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

A-1

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: October 1, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: October 1, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 1, 2013